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                                                                   Exhibit 10.37

                             AMENDED AND RESTATED
                          LEASE AGREEMENT -  OFFICE,
             COMMERCIAL PRINTING AND COMMERCIAL WAREHOUSE FACILITY

     THIS AMENDED AND RESTATED LEASE AGREEMENT - OFFICE, COMMERCIAL PRINTING AND COMMERCIAL WAREHOUSE FACILITY (hereinafter sometimes referred to as the "Lease" and sometimes as the "Agreement") is made and entered into in duplicate as of the 16th day of June, 1997, by and between Graphic Development Company, L.P., a Tennessee limited partnership having its principal place of business at Memphis, Tennessee 38118, as party of the first part (hereinafter referred to as "Lessor") and Lithograph Printing Company of Memphis, a Tennessee corporation maintaining its principal place of business at 4222 Pilot Drive, Memphis, Tennessee 38118, as party of the second part (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, pursuant to a certain Lease Agreement dated the 8th day of January, 1985, as amended (i) by Memorandum of Agreement Regarding Rentals, dated the 9th day of January, 1990, (ii) by Extension (With Modifications) of Lease Agreement, dated the 1st day of August, 1994 and (iii) by Memorandum Pertaining to Extension (With Modifications) of Lease Agreement, dated August 1, 1994 (collectively, said lease agreement and three modifications are referred to as the "Prior Lease"), Tenant leased from Lessor an office, commercial printing and warehouse building owned by Lessor; and

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     WHEREAS, Tenant and Lessor desire to amend and restate the Prior Lease in its entirety pursuant to this Agreement;

     NOW, THEREFORE, in consideration for the mutual considerations hereinafter set forth, the parties hereby agree that the Prior Lease shall be amended and restated in its entirety as follows:

     1.   CONSIDERATION BY TENANT.  The said Lessor, for and in consideration of
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the rent hereinafter reserved and the covenants, agreements and stipulations herein contained to be paid, executed and performed by the Tenant, does by these presents let, lease and demise unto the said Tenant and his assigns, and Tenant hereby rents, the following below-described real property located in Shelby County, Tennessee.

     2.   DESCRIPTION.  The premises ("Leased Premises") consists of those real
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properties, including the office, commercial printing and warehouse building constructed on and occupying said real properties, municipally known as 4222 and 4240 Pilot Drive, Memphis, Tennessee and as more particularly described on Exhibit A attached hereto.

     3.   PURPOSE. It is understood and agreed that Tenant is leasing the Leased
          -------
Premises in question as an office, commercial printing and warehouse facility.

     4.   DURATION.  TO HAVE AND TO HOLD the same in accordance with the
          --------
following:

          (a) The primary term of the Lease of the Leased Premises shall be for a period of ten (10) years, commencing

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     upon August 1, 1994 ("Commencement Date") and terminating on July 31, 2004.

          (b) Upon the expiration of the primary term hereof, Tenant, provided it is not in default of any provisions herein contained, shall have two (2) successive options to renew the Lease under the same terms and conditions each renewal to be for an additional period of five (5) years except that the annual rental set forth in Article 6 shall be increased to a mutually agreed amount to be negotiated by the parties at the time the option is exercised; provided, however, that, in the event the parties cannot agree, within a period of 60 days following receipt of Tenant's notice of renewal, upon the increased rental to be charged during the renewal term, then, in such event (and notwithstanding Tenant's delivery of notice of its intent to renew), Tenant's option to renew shall terminate and this Lease shall terminate upon the expiration of the primary term. Tenant's options to renew must be exercised separately by Tenant's giving Lessor notice, in writing, at least one hundred eighty (180) days prior to the expiration of the primary term (or initial renewal term) that it intends to renew the same. The second option granted to Tenant shall automatically expire in the event the Tenant fails to renew the Lease pursuant to its initial option.

          (c) The term "lease year" as used herein shall mean a period of twelve (12) consecutive calendar months. The

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     preceding to the contrary notwithstanding the first lease year shall begin on the Commencement Date of the term hereof and shall end on July 31, 1995. Each succeeding lease year shall commence on August 1st and terminate on July 31st of the following year.

     5.   CONSIDERATION BY LESSOR.  The Lessor does hereby covenant and agree
          -----------------------
that it will keep and secure the Tenant in the peaceful use and possession of the Leased Premises during the term of this Lease unless the said Tenant defaults in the payment of rent, or in the fulfillment of any of the obligations, requirements and conditions of this Lease.

     6.   RENTAL.  The Tenant shall pay as rent for the Leased Premises, for the
          ------
period from the Commencement Date through the 31st day of July, 1997, an annual rental of Two Hundred Seventy-Two Thousand Four Hundred Dollars ($272,400] payable each Lease Year in advance in twelve monthly installments in the amount of $22,700.00. The first installment shall be due and payable on the Commencement Date of the term hereof and shall be for the period from the Commencement Date through the last day of the next succeeding month, and each succeeding installment shall be due and payable on the 1st day of each month thereafter. All installments shall be deemed delinquent if not paid within ten
(10) days of the due date thereof. All delinquent payments shall bear interest from the date the payment was due at the rate of ten percent (10%) per annum, or the maximum effective fixed contract rate of interest which may be lawfully charged at the

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time of such default, whichever is less.

     Any acceptance of delinquent rent installments with interest shall not be construed as a waiver of any condition set forth in Article 26 of this Lease nor as a ratification of delinquent payments.

     This Lease is what is commonly known as a "Net, Net, Net Lease", it being understood that Tenant will, in accordance with the terms hereinafter set forth, pay in addition to the Rent: (1) all taxes and assessments related to the Leased Premises; (2) premiums for all insurance in an amount sufficient to insure the Leased Premises for its replacement cost; (3) the cost of all repairs, replacements and maintenance of the Leased Premises, and (4) any other cost and expense connected with the Leased Premises. The intent of the parties is that the rental payable by the Tenant shall, unless otherwise provided hereinbelow, be net to the Lessor.

     7.  DELIVERY OF POSSESSION.  Having been in possession of 4222 Pilot Drive
         ----------------------
since 1979 and having fully inspected 4240 Pilot Drive prior to its acquisition by Lessor, Tenant acknowledges that it has examined the Leased Premises prior to taking possession thereof and occupying the same, and Tenant agrees that said Leased Premises have been received by it in good order and condition.

     8.  GOING BUSINESS.  The Tenant shall at all times conduct, during normal
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business hours, an active commercial printing business in the Leased Premises and shall not keep the doors of

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the same closed for a period to exceed thirty (30) days.

     9.   LAWFUL USES.  The Tenant agrees that neither the Leased Premises nor
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any part thereof shall be used for any purpose in violation of the laws of the
United States, of the State of Tennessee, of the County of Shelby, or of any other governmental body having jurisdiction, and agrees to hold the Lessor harmless from any violation of said laws and ordinances.

     10.  WASTE AND NUISANCES.  The Tenant agrees not to commit nor to permit to
          -------------------
be committed any waste whatever and that it will allow no nuisance to exist on said Leased Premises and will, when required by the proper authorities, abate all nuisances at its own expense.

     11.  INSURANCE.
          ---------

          (a)  Cost of Insurance.  Tenant shall pay the cost of all insurance
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     required hereunder.

          (b)  Liability Insurance.  Tenant shall, at Tenant's expense obtain
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     and keep in force during the term of this Lease a policy of Combined Single
     Limit, Bodily Injury and Property Damage insurance insuring Lessor and Tenant against liability arising out of the ownership, use, occupancy or maintenance of the Leased Premises. Such insurance shall be a combined single limit policy in a primary amount of not less than [$500,000.00] per occurrence with additional umbrella coverage of not less than [$5,000,000] per occurrence.

          (c)  Property Insurance.  The Tenant shall obtain and
               ------------------

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     keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Leased Premises, including fixtures and tenant improvements, in the amount of the full replacement cost thereof, as the replacement cost may be agreed upon from time to time by the parties) (i.e. coverage which the parties agree shall provide for 100% replacement cost to value with an agreed amount endorsement, as determined initially, and annually thereafter, by an appraisal system agreed upon by the parties), which replacement value is now estimated to be $1,933,000 against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood, earthquake and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor and Tenant as their interests may appear. The Tenant shall, in addition, obtain and keep in force during the term of this Lease for benefit of Lessor a loss of rents policy covering a period of six (6) months, with loss payable to Lessor. If the Tenant shall fail to procure and maintain said insurance, the Lessor may, but shall not be required to, procure and maintain the same, but at the expense of the Tenant. If such insurance coverage has a deductible clause, the deductible amount shall not exceed [$5,000.00] per occurrence, and Tenant shall be liable for such deductible amount. All such insurance shall

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     be with such companies, in such form and content as are approved by Lessor, which approval shall not be unreasonably withheld.

          (d)  Insurance Policies.  Insurance required hereunder shall be in
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     companies holding a "General Policyholders Rating" of at least A plus and a financial size category of at least Class XIII as set forth in the most current issue of "Best's Insurance Guide". The Tenant shall deliver to Lessor duplicate originals of policies of such insurance evidencing the existence and amounts of such insurance with loss payable clauses as required by this Article 11. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon demand.

     12.  INVALIDATION OF INSURANCE.  The Tenant agrees that it will suffer
          -------------------------
nothing to remain on or about the Leased Premises which might invalidate the liability and casualty coverage required to be maintained by Tenant under
Article 11.

     13.  DESTRUCTION BY FIRE.  Should the buildings upon the Leased Premises be
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totally destroyed by fire or other cause or so damaged that Tenant cannot reasonably conduct its business

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thereon and in the event the restoration or repair of same cannot be completed within one hundred eighty (180) days from the date of the happening of any such casualty and in the further event that Tenant is maintaining such insurance, this Lease shall at Tenant's option terminate (which option must be exercised by notice to Lessor within sixty (60) days of the occurrence) and the Tenant shall be allowed an abatement of rent from the date of such damage or destruction, and shall be relieved of the liability for the payment of any rent installments falling due thereafter (except Tenant shall remain liable to the extent of any obligations arising out of the provisions of the last sentence of Article 20); however, if the damage is such that rebuilding or repairs can be completed within one hundred eighty (180) days, or if more than one hundred eighty (180) days and if Tenant has not exercised its option to terminate, the Lessor agrees, to the extent of the insurance proceeds available therefor, to rebuild and to make such repairs with reasonable promptness and dispatch, and to allow the Tenant an abatement in the rent for such time as the building is untenantable and a fair and proper partial or total abatement of rent for such time as the building is partially untenantable, and as soon as the building (or portion thereof) is restored and repairs completed, the Tenant agrees to take possession of the same and to resume the payment of the rent upon the same terms and conditions set forth herein for the unexpired term of this lease. All casualty insurance proceeds relating to the building and improvements

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shall be made available to Lessor for either repair and restoration (if repair and restoration is required hereunder) or compensation for loss of the building.

     14.  LESSOR HELD HARMLESS.  In addition to, and not in limitation of any
          --------------------
other provision of this Agreement, including Article 33(i), the Tenant covenants and agrees to keep and to hold the Lessor harmless from any liability for loss or damage to persons, property, or things, both real and asserted, accruing from any cause or causes in connection with or about the Leased Premises (or Tenant's use thereof), during the term of this Lease. Further, Tenant agrees to defend, save, indemnify and hold the Lessor harmless against all liability, claims, demands or judgments for damages arising from accidents to persons or property occasioned by Tenant, its agents, employees or servants, and against all claims or demands for damages arising from accidents in which Tenant, its agents, employees or servants are in any way involved, damaged or injured. Tenant shall defend any and all suits brought against the Lessor on account of any such accidents or claims and will pay any judgment rendered in such suits and will reimburse and indemnify the Lessor for all expenditures or expenses, including court costs and counsel fees, made or incurred by the Lessor by reason of such accidents, damages or injuries. Tenant's obligations pursuant to this Article 14 shall survive the termination of this Lease.

     15.  RIGHT OF ENTRY AND OBLIGATION TO MAKE REPAIRS.  The Lessor reserves
          ---------------------------------------------
the right during the term of this Lease to enter

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the Leased Premises at reasonable hours to show the same to the other persons who may be interested in renting or buying the property, and for the purpose of inspecting the Leased Premises and, at cost of Tenant, to make such repairs, additions or improvements as the Lessor may deem necessary for the protection and preservation of the Leased Premises; but the Lessor is not bound to make any repairs whatever, nor to be held liable for any damage in consequence of leaks, nor for the stoppage of water, sewer, gas or drain pipes by reason of freezing or any cause or obstructions, nor for any other defects about the Leased Premises, the Tenant having examined the same and being satisfied therewith, and should leaks, obstructions, freezings, stoppages, or other defects about the Leased Premises occur during the term of this Lease, or while the Tenant is occupying the Leased Premises, then the Tenant shall remedy the same promptly at the Tenant's expense, unless the Lessor by written instrument undertakes to do the same. The Tenant shall maintain the Leased Premises, in good order and repair, inside and out, including but not limited to, repair and, if necessary, replacement of all roofs, walls (interior and exterior), doors, windows, ceilings, floor coverings, plumbing, electrical fixtures and other systems within the Leased Premises.

     In the event that the Tenant shall fail to make repairs as aforesaid, the Lessor reserves the right to enter said Leased Premises at any time and make such repairs at the expense of the Tenant, which expense shall be considered additional rent. The

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Lessor further reserves the right (1) at any time to affix a "For Sale" notice to any part of the Leased Premises, or (2) at any time within six months prior to the expiration of this Lease to affix to any part of the Leased Premises a "For Rent" notice and may keep the said notice so affixed without hindrance or molestation by the Tenant.

     16.  REAL PROPERTY TAXES.
          -------------------

          (a)  Payment of Taxes.  Tenant shall pay the real property tax, as
               ----------------
     defined in Article 16 (b), applicable to the Leased Premises during the term of this Lease, prorated during the initial and final years of any term of this Lease based upon the Tenant's period of occupancy. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Tenant shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If Tenant shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Tenant shall repay such amount to Lessor with Tenant's next rent installment together with interest at the rate of ten percent (10%) per annum, or the maximum effective fixed contract rate of interest which may be lawfully charged at the time of such default, whichever is less.

          (b)  Definition of "Real Property Tax".  As used herein, the term
               ---------------------------------
     "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, levy or tax (other

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     than inheritance, personal income or estate taxes) imposed on the Leased
     Premises by any authority having the direct or indirect power to tax, including the City of Memphis, Shelby County, the State of Tennessee, or the federal government, as against any legal or equitable interest of Lessor in the Leased Premises, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Leased Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax".

          (c)  Personal Property Taxes.  Tenant shall pay, prior to delinquency,
               -----------------------
     all lawful taxes and governmental charges of any kind, including without limiting the generality of the foregoing, any taxes, assessments and charges of any kind whatsoever lawfully made by any governmental body against and levied upon trade fixtures, furnishings, machinery, equipment and all other personal property in connection with or with respect to the Leased Premises. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately.

          (d)  Right to Contest Impositions.  Tenant shall not be
               ----------------------------

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     required to pay or discharge or cause to be paid or discharged any tax, assessment, charge or levy so long as it shall, in good faith, be concurrently contesting said tax, assessment, charge or levy and shall have, during the period of such contest or appeal therefrom, secured the amount being contested by either escrowing an amount satisfactory to Lessor or posting with Lessor or appropriate court of record a bond in form and amount satisfactory to Lessor.

     17.  ADVERTISING ON PREMISES.  The Tenant agrees not to use the outside
          -----------------------
walls, roofs, or any exterior portion of any building or other improvements that are now on or that may hereafter be erected on Leased Premises, nor to allow the same to be used by anyone else, for the purpose of displaying advertising without the prior written consent of the Lessor, its legal representatives, or assigns. The above statement to the contrary notwithstanding, the Tenant shall have the right to erect such exterior advertising as is reasonably necessary to identify the Leased Premises as Tenant's place of business.

     18.  CHANGES AND ALTERATIONS.  The Tenant further agrees not to make any
          -----------------------
changes, alterations, or additions about the Leased Premises without the prior written consent of the Lessor, and to do nothing whatsoever that shall weaken, or tend to weaken the buildings or structures now on or that may hereafter be erected on the Leased Premises.

     19.  IMPROVEMENTS BY TENANT.  All improvements, additions, and repairs made
          ----------------------
to the Leased Premises during the term of this

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Lease shall at the expiration of the same become the property of the Lessor, or its assigns, without cost to it; it is agreed, however, that all trade fixtures installed by the Tenant or its assigns for the business conducted by it shall remain the property of the Tenant, and that such trade fixtures may be removed during the term of this Lease or at its expiration, provided any damage caused by such removal shall be repaired by the Tenant, or its assigns, at its own expense and the Leased Premises left in good condition.

     20.  DELIVERY AT END OF LEASE.  The Tenant agrees to deliver to the said
          ------------------------
Lessor, its assigns or legal representatives the Leased Premises at the expiration of this lease in the same good order and condition as they were when received and to make good all damages to Leased Premises, except for the usual wear and proper use of the same, and also to remain liable for the rent until the Leased Premises, with keys to the same, has been cleared of all persons and property not belonging to the same, and returned to the Lessor, its legal representative, or assigns, in like good order. No demand or notice for such delivery shall be necessary. It is agreed, however, that the Tenant shall not be liable to restore any damage to the Leased Premises caused by fire, wind storms, or any other casualty beyond its control, except to the extent that any such loss is not covered by the insurance Tenant is required to maintain pursuant to Article 11 above.

     21.  PROOF OF PAYMENT.  No setoff in the payment of the rent
          ----------------

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herein reserved shall be allowed unless signed by the Lessor, its legal representative or assigns, and the proof of the payment of the rent shall be on the Tenant in all controversies. All payments of rent due hereunder shall be made by check payable to the order of the Graphic Development Company, L.P. addressed and mailed to the Graphic Development Company, L.P., c/o Hilliard R. Crews, Jr., 5321 E. Shelby Drive, Memphis, Tennessee 38118, unless the Lessor shall, in writing, direct otherwise.

     22.  LIEN ON LEASEHOLD, ETC.  A lien is hereby expressly reserved by the
          ----------------------
Lessor and granted by the Tenant upon the terms of this lease and upon all interest of the Tenant in this leasehold, and upon all buildings, improvements, water fixtures, gas fixtures and all other fixtures erected or put into place or that may be erected or put into place upon the Leased Premises by or through the Tenant or other occupant, for the payment of rent and also for the satisfaction of any causes of action which may accrue to the Lessor by the provision of this instrument. The above statement to the contrary notwithstanding, the Lessor's lien upon trade improvements or trade fixtures erected or put upon the Leased Premises by Tenant shall be subordinate to the lien of the [_________________], or Tenant's then current lender and Lessor shall execute such documents as may be reasonably required from time to time by ___________, or Tenant's then current lender, as further evidence of such subordination.

     23.  COLLECTION COSTS.  The Tenant agrees to pay all costs of collection,
          ----------------
including reasonable attorney fees, if all or any

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part of the rent reserved herein is collected after maturity with the aid of an attorney; also to pay reasonable attorney fees in the event it becomes necessary for the Lessor to employ an attorney to force the Tenant to comply with any of the other obligations, conditions, or requirements imposed by this Lease.

     24.  INSOLVENCY OF TENANT.  In the event of the insolvency of Tenant, or
          --------------------
the filing of a proceeding by or against Tenant under the Federal Bankruptcy Code, or in the event of a partial or general assignment for the benefit of a creditor or creditors by Tenant, or in the event Tenant should be successfully proceeded against in any general creditor's bill, or in the event Tenant makes any offer in or out of court for the compromise of Tenant's debts, or any substantial part thereof, by reduction in an amount or in preference, or security, or by postponement of payment date or dates, or in the event any court proceedings are instituted by, for, or against Tenant in contemplation of any such offer, Lessor in addition to any rights available to it at law or equity shall have the right and privilege to immediately terminate this Lease. Lessor shall have the right to immediately re-enter into possession of the Leased Premises for the purpose of leasing same.

     If Lessor shall not be permitted to terminate this Lease as hereinabove provided because of the provisions of Title 11 of the United States Code relating to Bankruptcy, as amended ("Bankruptcy Code"), then Tenant as a debtor-in-possession or any trustee for Tenant agrees promptly, within no more than thirty

(30) days upon request by Lessor to the Bankruptcy Court, to assume or reject this Lease and Tenant on behalf of itself, and any trustee agrees not to seek or request any extension of adjournment of any application to assume or reject this Lease by Lessor with such Court. In such event, Tenant nor any trustee for Tenant may only assume this Lease if (i) it cures or provides adequate assurance that it (or its trustee) will promptly cure any default hereunder, (ii) it compensates or provides adequate assurance that its trustee will promptly compensate Lessor for any actual pecuniary loss to Lessor resulting from Tenant's defaults, and (iii) it provides adequate assurance of performance during the fully stated term hereof of all of the terms, covenants, and provisions of this Lease to be performed by Tenant. In no event after the assumption of this Lease shall any then-existing default remain uncured for a period in excess of the earlier of ten (10) days or the time period set forth herein. Adequate assurance of performance of this Lease, as set forth hereinabove, shall include, without limitation, adequate assurance (i) of the source of rent reserved hereunder and (ii) the assumption of this Lease will not breach any provision hereunder including the obligations for timely payment of all rents due hereunder. In the event of a filing of a petition under the Bankruptcy Code, Lessor shall have no obligation to provide Tenant with any services or utilities as herein required, unless Tenant shall have paid and be current in all payments of taxes, insurance, maintenance obligations, utilities or other charges due hereunder.

     25.  WAIVER OF BREACH.  The waiver by either party of any breach of any
          ----------------
covenant or covenants of this Lease by the other shall be limited to the particular instance, and shall not operate as, nor be deemed to be, a waiver of any future breaches of the same covenant or covenants nor of any other covenant or covenants.

     26.  DEFAULT OF RENT, ETC.  These presents are on the expressed condition,
          ---------------------
that if the Tenant shall fail or neglect to pay when due any of the rent herein reserved or fail or neglect to observe any of the covenants, agreements, or requirements herein contained which are to be observed and performed by the Tenant, then and in any and all of said events, or for violations of any one or more of said covenants, requirements, or agreements on the part of the Tenant, this Lease may, at the option of the Lessor, be declared null and void and forfeited, and the Lessor may, without making demand and without notice except as required below, lawfully enter into and upon the said Leased Premises, or any part thereof in the name of the whole, and repossess and have the same as of its former estate and expel the Tenant, or its assigns, and any and all persons who may be in possession of the same. Lessor shall be entitled to receive from the Tenant the difference in rental, if any, between the rental herein reserved for the unexpired portion of the term and any lesser amount which Lessor, in the exercise of reasonable diligence, is able to procure for the unexpired portion of the term, together with all reasonable expenses incurred in the Lessor's reletting of the Leased Premises. This right to be reserved by the Lessor, and granted by the Tenant, constitutes an essential part of the consideration for the Lessor's agreement to lease the Leased Premises to the said Tenant, and the same reserved right may be exercised in any of the contingencies above set forth, that is to say, for the violation and the non-observance of any of the undertakings to be kept, observed, or performed by the Tenant, its successors, or assigns.

          The above statements to the contrary notwithstanding, no event, during the term of this Lease, the occurrence of which would constitute a default by either party hereunder, shall be deemed a default until (i) the defaulting party shall have been given notice by the non-defaulting party specifying the default and stating that such notice is a "Notice of Default" and (ii) the defaulting party shall have had ten (10) calendar days after receipt of such notice to cure a monetary default hereunder and thirty (30) calendar days after receipt of such notice to cure a non-monetary default hereunder and shall not have cured it.

     27.  RIGHT TO TERMINATE.  It is further agreed that in the event the Lessor
          ------------------
terminates this Lease for any reason herein set forth that the said termination shall not relieve the Tenant of any liability to the Lessor for failure to fulfill, perform, or observe the obligations, agreements, and covenants imposed on the Tenant by this Lease, and that the said Lessor shall at any time after the termination of this Lease have the right of against the said Tenant, its successors, or assigns for any breach of this Lease.

     28.  COVENANTS RUN TO HEIRS, ETC.  It is agreed by the parties to this
          ----------------------------
Lease that all covenants, agreements, and undertakings contained in this Lease shall extend to and be binding upon the respective successors and assigns of the respective parties hereto the same as if they were in every case named and expressed; also that the terms "Lessor" and "Tenant" shall be construed in the singular or plural number according as they respectively represent one or more than one persons, and in the event the Lessor or Tenant is a corporation, limited liability company or partnership pronouns and other words referring to the Lessor or Tenant herein shall be considered as changed to the proper pronouns or words to indicate that the Lessor or Tenant is a corporation, limited liability company or partnership.

     29.  ASSIGNMENT AND SUBLETTING.  This Lease shall not be assigned,
          -------------------------
mortgaged, pledged, encumbered or in any other manner transferred by Tenant, voluntarily or involuntarily, by operation of law or otherwise, nor shall the Leased Premises or any part thereof be sublet, licensed, granted to a concessionaire or used or occupied by anyone other than Tenant without first obtaining the written consent of Lessor.

          A change in the control of Tenant, if its stock is not then publicly held and traded, including, without limitation, a subsidiary of a publicly held company, shall be deemed to be an assignment for all purposes of this Lease; provided, however that an assignment to a wholly owned subsidiary of Tenant or to its parent corporation for the same purpose as provided for in Article 3 of the Lease shall not require the consent of Landlord.

          If at any time during the term of this Lease, Tenant shall request Lessor's consent to assign this Lease, or to sublet all or substantially all of the Leased Premises, Tenant shall include with such requests the name and business experience of the proposed transferee, assignee or sublessee, complete and current financial statements of said transferee, assignee or sublessee, and the rent and other terms of the proposed assignment, transfer or subletting.

          In the event that Lessor consents to said subletting or assignment, any amounts received by Tenant (other than the reasonable value paid to Tenant in repayment for trade fixtures and inventory and other personal property of Tenant) above the amounts payable by Tenant to Lessor hereunder shall be deemed, "real estate profit" and shall be paid to Lessor.

          If Lessor permits any such assignment, change or subletting, Tenant agrees to pay Lessor's legal fees in connection therewith. IN ANY EVENT, LESSOR SHALL HAVE THE RIGHT IN LESSOR'S SOLE DISCRETION TO WITHHOLD CONSENT TO AN ASSIGNMENT OF THIS LEASE OR TO A SUBLETTING OF THE LEASED PREMISES.

          If Tenant shall any time during the term of this Lease sublet all or any part of the Leased Premises or assign this Lease, Tenant shall nevertheless remain fully liable under all of the terms, covenants, and conditions of this Lease. If this Lease is assigned, or if the Leased Premises or any part thereof are subleased or occupied by anybody other than Tenant, Lessor may collect from the assignee, sublessee or occupant any rent or other charges payable to Tenant under this Lease and apply the amount collected to the rent and other charges herein reserved, but such collection by Lessor shall not be deemed in acceptance of the assignee, sublessee or occupant as a tenant nor a release of Tenant from the performance of Tenant under this Lease.

          Notwithstanding Lessor's consent to any assignment, subletting, occupation or use by another person, any subsequent assignment, subletting, occupation or use by another person shall require Lessor's prior written consent.

     30.  RENEWAL.  No renewal or extension of this Lease shall be binding upon
          -------
either party unless it be in writing and signed by the Lessor and the Tenant, and effected as set forth in this Agreement.

     31.  WATER, GAS AND ELECTRICAL RATES.  Tenant shall pay for all utility
          -------------------------------
services incident to its use of the Leased Premises, including, but not limited to, all electrical, water and gas charges for electricity, water and gas used on Leased Premises during the term of this Lease. If Tenant does not pay the same, Lessor may pay the same and such payment shall be deemed to be additional rental for the Leased Premises and shall be due and payable within ten (10) days following receipt of notice from Lessor.

     32.  MECHANIC'S LIENS.  Without Lessor's prior written consent, Tenant
          ----------------
shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Lessor in the Leased Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs, and each such claim shall affect and each such lien shall attach to, if at all, only the Leasehold interest granted to Tenant by this instrument. It is understood and agreed that if Tenant shall make repairs or improvements to the demised Leased Premises, Tenant shall, in making such repairs or improvements, act solely for its own benefit and not as an agent of Lessor, and that Lessor's interest in the demised Leased Premises, shall not be subject to any mechanic's, furnisher's or materialmen's liens. No contract for material will be entered into by Tenant except with the express stipulation that any lien arising therefrom shall not attach to Lessor's fee interest, but only to Tenant's Leasehold interest, in the demised Leased Premises.

          Tenant covenants and agrees that it will pay or cause to be paid all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Leased Premises on which any lien is or can be validly and legally asserted against its Leasehold interest in the Leased Premises or the improvements thereon. Tenant will save and hold Lessor harmless from any and all loss, cost or expense, including attorney's fees, based on or arising out of asserted claims or liens against the Leasehold estate or against the rights, title and interest of the Lessor in the Leased Premises or under the terms of this Lease. Tenant shall discharge by payment or satisfactory bond pursuant to statutory procedures any lien arising out of work performed or materials furnished on the demised Leased Premises by, through or under Tenant within 30 days after the filing of same.

     33.  SPECIAL PROVISIONS.
          ------------------

          (a)  Limitation on Use.  It is agreed and understood that the Leased
               -----------------
     Premises are leased to Tenant for the purpose of engaging in the commercial printing business. Tenant agrees and binds itself to maintain and operate the Leased Premises only for such purpose during the term of this Lease.
     No other business shall be conducted upon the Leased Premises by Tenant without the prior written consent of Lessor.

          (b)  Governing Law/Severability.  This Lease shall be construed in
               --------------------------
     accordance with the laws of the State of Tennessee. If any part hereof is contrary to, prohibited by or deemed invalid under applicable laws or regulations of any governing jurisdiction, such provision shall be inapplicable and deemed deleted but shall not invalidate the remaining provisions hereof.

          (c)  Notices.  All notices relating hereto shall be
               -------
     delivered in person to Lessor or Tenant, or shall be delivered in person, mailed, postage prepaid and certified or registered, to Lessor or Tenant at their respective addresses as shown below or to any later address last known to the sender:

          LESSOR:                   TENANT:

          Graphic Development       Lithograph Printing Company
          Company, L.P.             of Memphis, Inc.
          350 S. Yates              4222 Pilot Drive
          Memphis, TN  38119        Memphis, TN  38118
          ATTN:  Walter P.
                 McMullen

          (d)  Condemnation.  If the Leased Premises, or any material part
               ------------
     thereof, shall be acquired or condemned by virtue or under threat of eminent domain and in the further event Lessor, at its cost, is unable to provide Tenant with a comparable substitute therefor prior to the taking of the Leased Premises, or any material part thereof, then, in such event, this Lease term shall terminate from the date of the title divesting from the Lessor, or the substantial taking, whichever is sooner, and Tenant shall have no claims against Lessor for the value of any unexpired term, nor shall the Tenant be entitled to any part of the condemnation award or private purchase price. For the purposes of this paragraph, a material taking shall be defined as one which results in a material interference with the operation of Tenant's business. The above statement to the contrary notwithstanding, Tenant shall have the right to pursue its claims against such condemning authority for damages resulting to it as the result of any required relocation following any such condemnation. In the event this Lease continues following any immaterial condemnation, Lessor shall at Lessor's expense restore and reconstruct the portion of the Leased Premises not taken and the rent payable shall be adjusted to such an extent as may be fair and reasonable under the circumstances.

          (e)  Tenant's Leasehold to be Subordinated.  This Lease shall be
               -------------------------------------
     subordinated to any mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Leased Premises by Lessor and to any and all advances made on the security thereof and to any renewals, modifications, consolidations, replacements and extensions thereof.

          (f)  Advances by Lessor.  To the extent not otherwise provided for
               ------------------
     herein, all sums advanced by the Lessor to effect performances required of Tenant hereunder shall be due with the installment of rent next following the advancement of any such sum by Lessor together with interest thereon until paid at the rate of ten percent (10%) per annum or the maximum effective contract rate of interest which may be lawfully charged at the time of any such advancement, whichever is less.

          (g)  Holding Over.  In the event of holding over by  Tenant after the
               ------------
     expiration or termination of this

     Lease, the hold over shall be as a tenant at will and all of the terms and provisions of this Lease shall be applicable during that period, except that Tenant shall pay Lessor as rental for the period of such hold over an amount equal to one and one-half times the rent which would have been payable by Tenant had the hold over been a part of the original term of this Lease and except that Tenant shall not be deemed to possess any right to continue its occupancy of the Leased Premises for any time. Tenant agrees to vacate and deliver the Leased Premises to Lessor upon Tenant's receipt of notice from Lessor to vacate. The rental payable during the hold over period shall be payable to Lessor on demand. No holding over by Tenant, whether with or without consent of Lessor, shall operate to extend this Lease except as otherwise expressly provided.

          (h)  Waiver of Jury Trial.  Tenant and Lessor waive any right to trial
               --------------------
     by jury or to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise, between Lessor and Tenant arising out of this Lease or any other instrument, document or agreement executed or delivered in connection herewith or the transactions related hereto.

          (i)  Environmental Requirements.  Except for Hazardous Material
               --------------------------
     contained in products used by Tenant in compliance with applicable law, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Leased Premises or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Leased Premises without Lessor's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Leased Premises in strict compliance with all Environmental Requirements, and shall remediate in a manner satisfactory to Lessor any Hazardous Material located on, released on or from the Leased Premises whether by Tenant, its agents, employees, contractors, subtenants or invitees or others and whether prior to, or subsequent to, the date of this Lease, Tenant acknowledging that it has been in possession of 4222 Pilot Drive since 1979 and that it came into possession of 4240 Pilot Drive concurrent with Lessor's acquisition of title and therefore, as to each, Tenant has had and will continue to have complete responsibility for maintaining the Leased Premises in compliance with all Environmental Requirements, other than, as to 4240 Pilot Drive, to the extent indemnified by Ecolab, Inc. pursuant to letter agreement dated August 1, 1994. Tenant shall complete and certify to disclosure statements as requested by Lessor from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Material on the Leased Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Leased Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Material" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Material heretofore or hereafter brought on the Leased Premises whether by Tenant, its agents, employees, contractors or invitees, or others and the wastes, by-products, or residues generated, resulting, or produced therefrom.

               Tenant shall indemnify, defend, and hold Lessor harmless from and against any and all losses (including without limitation, diminution in value of the Leased

     Premises and loss of rental income), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the Leased Premises or disturbed in breach of the requirements of this Article 33(i), regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Lessor as a result of any release of Hazardous Material for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Article 33(i) by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Article 33(i) shall survive any termination of this Lease.

               Lessor shall have access to, and a right to perform inspections and tests of, the Leased Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Article 33(i), or the environmental condition of the Leased Premises. Access shall be granted to Lessor upon Lessor's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Lessor's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Lessor for the cost of such inspection and tests. Lessor's receipt of or satisfaction with any environmental assessment in no way waives any rights that Lessor holds against Tenant.

     34.  ALL CONDITIONS CONTAINED HEREIN.  This Lease contains all of the
          -------------------------------
agreements and conditions made between the parties relating to the leasing of the subject Leased Premises, and no representations or statements claimed to have been made and not herein, or therein, contained shall vary or modify this Lease in any way. THE PRECEDING TO THE CONTRARY NOTWITHSTANDING, the obligations of the Tenant to the Lessor whether pursuant to the Prior Lease, or any other lease agreement predating the Prior Lease, including obligations of indemnity, shall not be discharged by this Agreement but shall remain in full force and effect except to the extent specifically modified by the provisions of this Agreement.

     IN WITNESS WHEREOF, the Lessor and Tenant have caused this AMENDED AND RESTATED LEASE AGREEMENT - OFFICE, COMMERCIAL PRINTING AND COMMERCIAL WAREHOUSE FACILITY to be executed this 16th day of June, 1997.

                                               LESSOR:
                                               Graphic Development Company,

                                               L.P., A Tennessee limited
                                               partnership

                                               By:  /s/ June H. Akers
                                                    -----------------
                                                    June H. Akers
                                               Title:    General Partner

                                               By:  /s/ Mary P. McMullen
                                                    --------------------
                                                    Mary P. McMullen
                                               Title:    General Partner

                                               TENANT:

                                                    LITHOGRAPH PRINTING OF
                                               MEMPHIS, A Tennessee Corporation

                                               By:  /s/ Walter P. McMullen
                                                    ----------------------
                                               Title:    Chairman & CEO

STATE OF TENNESSEE
COUNTY OF SHELBY

     BEFORE ME, the undersigned Notary Public in and for the State and County aforesaid, personally appeared Mary P. McMullen, with who I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who upon oath, acknowledged herself to be a general partner of Graphic Development Company, L.P., the within named bargainor, a limited partnership, and that she as such general partner, being duly authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the limited partnership by herself as such general partner.

     WITNESS my hand and notarial seal at office in Memphis, Tennessee, this 9th day of June, 1997.

                                               /s/ Mimi Cox
                                               ------------
                                               Notary Public
My Commission Expires:
My Commission Expires Oct. 26, 1999



STATE OF TENNESSEE
COUNTY OF SHELBY

     BEFORE ME, the undersigned Notary Public in and for the State and County aforesaid, personally appeared June H. Akers, with who I am personally acquainted (or proved to me on the basis of satisfactory evidence) and who upon oath, acknowledged herself to be a general partner of Graphic Development Company, L.P., the within named bargainor, a limited partnership, and that she as such general partner, being duly authorized so to do, executed the foregoing instrument for the purpose therein contained, by signing the name of the limited partnership by herself as such general partner.

     WITNESS my hand and notarial seal at office in Memphis, Tennessee, this 16th day of June, 1997.

                                               /s/ Martha Jean Mitchell
                                               ------------------------
                                               Notary Public
My Commission Expires:
3/25/98

STATE OF TENNESSEE
COUNTY OF SHELBY

     Before me, the undesigned Notary Public of the State and County aforesaid, personally appeared Walter P. McMullen, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Chairman & CEO of Lithograph Printing Company of Memphis, Inc., the within named bargainor, a corporation, and that he as such Chairman & CEO, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such Chairman & CEO.

     WITNESS my hand and notarial seal at office in Memphis, Tennessee, this 16th day of June, 1997.

                                               /s/ Martha Jean Mitchell
                                               ------------------------
                                               Notary Public
My Commission Expires:
3/25/98

                                   EXHIBIT A
                                      TO
                               LEASE AGREEMENT -
                   OFFICE AND COMMERCIAL WAREHOUSE FACILITY

                       (Description of Leased Property)